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SETTLEMENT AGREEMENT AND MUTUAL RELEASE

    This Settlement Agreement and Mutual Release ("Agreement") is entered into effective December 4, 2000 (the "Effective Date") by and between STAAR Surgical Company, a Delaware corporation (the "Company") and William C. Huddleston, an individual ("Huddleston"), all of whom are sometimes hereinafter referred to collectively as the "Parties" or individually as a "Party", with reference to the following facts.

RECITALS

    WHEREAS, the Company and Huddleston wish to memorialize their agreement regarding (i) (A) the termination of Huddleston's employment with the Company and (B) the termination of any consulting arrangement Huddleston has or may have with the Company, and (ii) the severance benefits that are to be transferred or paid to Huddleston as a result of the termination of his employment and any consulting arrangement with the Company; and

    WHEREAS, the Company and Huddleston wish to memorialize their agreement regarding Huddleston's waiver of all rights and claims which he may have against the Company, if any.

    NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Huddleston agree as follows:

AGREEMENT

    1.  Incorporation of Recitals.  The recitals to this Agreement are an integral part of this Agreement and are hereby incorporated as a part of this Agreement as if set forth in it.

    2.  Termination of Employment Agreement and Consulting Arrangements.  Upon execution of this Agreement, the Employment Agreement entered into by and between the Company and Huddleston on October 1, 1999, including any and all amendments to it, and any and all consulting arrangements between the Company and Huddleston, shall be deemed to have been terminated and to be of no further force and effect as of the Effective Date.

    3.  Obligations of the Company.  In exchange for Huddleston's release of the Company from any past, present, and future obligations (including obligations for the performance of consulting services by Huddleston), whether monetary or otherwise, owed by the Company to Huddleston, the Company shall pay to Huddleston or provide for Huddleston the following:

      (a)  Cash Payment.  The Company shall pay to Huddleston, or to Huddleston's wholly-owned personal service corporation, the sum of five hundred forty thousand dollars ($540,000), which shall be transferred electronically to Huddleston, pursuant to his written instructions, on the following dates: on January 2, 2001, the sum of four hundred forty thousand dollars ($440,000), and on April 2, 2001, the sum of one hundred thousand dollars ($100,000).

      (b)  Forgiveness of Loans.  The Company shall forgive the payment of any and all loans made to Huddleston by the Company if there is a Change in Control that occurs prior to December 31, 2002. For purposes of this Agreement, a "Change in Control" shall be defined as any of the following transactions: (i) the sale by the Company of substantially all of its business or assets to a third party, or (ii) the acquisition of the Company's capital stock by a third party in connection with the transfer of a controlling interest of the Company's capital stock to such party, or (iii) the merger or consolidation of the Company with another corporation as part of a transfer of a controlling interest of the Company's capital stock to a third party. A "controlling interest of the Company's capital stock" shall be defined as a transfer or acquisition by a third party of at least thirty percent (30%) of the Company's capital stock in one or a series of transactions. A

  "third party" shall not include any employee benefit plan maintained by the Company or any corporation or entity in which the Company holds fifty percent (50%) of more of the voting securities.

      (c)  Acceleration and Vesting of Stock Options.  Subject to regulatory considerations, and irrespective of the terms of any agreement memorializing them, the vesting conditions imposed on any stock options subject to vesting shall be accelerated and shall vest on the Effective Date. Unless a greater period of time is permitted in any agreement memorializing a stock option (in which case the stock option agreement will govern), Huddleston shall be entitled to exercise said stock options until December 31, 2001, provided, however, that the remaining terms and conditions of the agreements governing the stock options shall remain in full force and effect and shall be binding upon Huddleston.

      (d)  Transfer of Painting and Equipment.  The Company will transfer to Huddleston the painting of the Bern Bell Tower. The Company acknowledges that Huddleston has possession of a lap top computer and a fax machine belonging to the Company. By executing this Agreement, the Company transfers the lap top computer and the fax machine to Huddleston.

      (e)  Indemnity.  So long as Huddleston's actions were taken in good faith and in furtherance of the Company's business and within the scope of his duties and authority, the Company shall defend (with counsel of the Company's choosing at the Company's expense), indemnify and hold Huddleston harmless from any and all claims, losses and expenses sustained by Huddleston in connection with any and all claims by stockholders or other third parties which are based upon or relate to any such actions. The Company shall permit Huddleston to participate in the defense of any claim through counsel chosen by him, provided that the fees and expenses of such counsel shall be borne by Huddleston.

      (f)  Delivery of this Agreement.  The Company shall deliver to Huddleston an executed copy of this Agreement.

      (g)  Non-Disparagement.  The Company agrees not to criticize, denigrate, or otherwise disparage Huddleston.

    4.  Waiver of All Other Claims.  Huddleston agrees that Huddleston is not entitled to receive, will not claim and expressly waives any entitlement to rights, benefits, reimbursement, indemnification, or compensation from the Company, whether or not such entitlements are claimed through the Employment Agreement, the consulting arrangement, or otherwise, other than as expressly set forth in this Agreement.

    5.  Complete Release by Huddleston.

      (a)  Release.  Huddleston irrevocably and unconditionally releases all of the claims described in subparagraph 5(b) that Huddleston may now have, or has ever had, against the following persons or entities (the "Releasees"): The Company (including its subsidiaries and affiliates), all related companies and all of the Company's (its subsidiaries' and affiliates') or such related companies' predecessors and successors; and, with respect to each such entity, all of its past and present employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs) and any other persons acting by, through, under or in concert with any of the persons or entities listed in this subparagraph.

      (b)  Claims Released.  The claims released include all claims, promises, debts, causes of action or similar rights of any type or nature Huddleston has or had which in any way relate to (1) Huddleston's employment with the Company as an officer and/or director with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages or unused accrued vacation or sick pay; (2) any consulting arrangement Huddleston has or had with the Company, and the termination of that consulting arrangement; (3) the design or administration of any employee benefit program or Huddleston's entitlement to benefits under any such program; (4) any claims to attorneys' fees and/or other legal costs; and (5) any other claims or demands Huddleston may have on any basis whatsoever. The claims released include, but are not limited to, claims arising under any of the following statutes or common law doctrines:

        (1) Anti-Discrimination Statutes, such as the Age Discrimination in Employment Act (ADEA), which prohibits age discrimination in employment; the Civil Rights Act of 1991, Title VII of the Civil Rights Act of 1964, and §1981 of the Civil Rights Act of 1866, which prohibit discrimination based on race, color, national origin, religion or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; the Americans With Disabilities Act, which prohibits discrimination against the disabled; the California Fair Employment and Housing Act, which prohibits discrimination in employment based upon race, color, national origin, ancestry, physical or mental disability, medical condition, martial status, sex, or age; and any other federal, state or local laws or regulations prohibiting employment discrimination.

        (2) Federal Employment Statutes, such as the Employee Retirement Income Security Act of 1974, which, among other things, protects pension or health plan benefits; and the Fair Labor Standards Act of 1938, which regulates wage and hour matters.

        (3) Other Laws, such as any federal, state or local laws restricting an employer's right to terminate employees or otherwise regulating employment; any federal, state or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; and any other federal, state or local laws providing recourse for alleged wrongful discharge, physical or personal injury, emotional distress, fraud, negligent misrepresentation, libel, slander, defamation and similar or related claims. The laws referred to in this paragraph include statutes, regulations, other administrative guidance and common law doctrines.

      (c)  Release Extends to Both Known and Unknown Claims.  This release covers both claims that Huddleston knows about and those Huddleston does not know about. Huddleston understands the significance of his release of unknown claims and his waiver of any statutory protection against a release of unknown claims. Huddleston expressly waives the protection of any such governmental statutes or regulations.

      More particularly, and without limitation, Huddleston acknowledges that Huddleston has read and is familiar with and understands the provisions of Section 1542 of the California Civil Code, which provides: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      HUDDLESTON EXPRESSLY WAIVES ANY RIGHT OR CLAIM OF RIGHT HUDDLESTON MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

  HUDDLESTON'S INITIALS: WCH 12/4/00

      (d)  Ownership of Claims.  Huddleston represents that Huddleston has not assigned or transferred, or purported to assign or transfer, all or any part of any claim released by this Agreement.

    6.  No Pursuit of Released Claims.  Huddleston promises never to file or prosecute a lawsuit, administrative complaint or charge, or other complaint or charge asserting any claims that are released by the Agreement. Huddleston represents that Huddleston has not filed or caused to be filed any lawsuit, complaint or charge with respect to any claim this Agreement releases. Huddleston further agrees to request any government agency or other body assuming jurisdiction of any complaint or charge relating to a released claim to withdraw from the matter or dismiss the matter with prejudice.

    7.  Obligations of Huddleston.  To induce the Company to enter into this Agreement, Huddleston agrees to the following:

      (a)  Delivery of Agreement.  Huddleston shall deliver to the Company an executed copy of this Agreement.

      (b)  Non-Disparagement.  Huddleston agrees not to criticize, denigrate, or otherwise disparage the Company or any other Releasee. Nothing herein shall prevent Huddleston from making statements or testimony under compulsion of legal process, including, but not limited to, deposition proceedings.

    8.  Release by Company.

      (a)  Release.  The Company (including its subsidiaries and affiliates) irrevocably and unconditionally releases Huddleston from any and all obligations, claims or demands that the Company may now have, or has ever had, against Huddleston, with the exception of the following, which shall collectively be referred to as the "Unreleased Matters": (i) Huddleston's obligations under this Agreement, (ii) the loans described in paragraph 3(b) of this Agreement, and (iii) acts of dishonesty, fraud, or gross negligence, which acts were not taken in good faith and were not in furtherance of the Company's business. With the exception of the Unreleased Matters, this release covers both claims that the Company knows about and those that the Company does not know about. The Company understands the significance of his release of unknown claims and its waiver of any statutory protection against a release of unknown claims. The Company expressly waives the protection of any such governmental statutes or regulations.

      More particularly, and without limitation, the Company acknowledges that the Company has read and is familiar with and understands the provisions of Section 1542 of the California Civil Code, which provides: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      THE COMPANY EXPRESSLY WAIVES ANY RIGHT OR CLAIM OF RIGHT THE COMPANY MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

  COMPANY'S INITIALS: AP

    9.  Consulting with Attorney.  Huddleston and the Company acknowledge that each has discussed this Agreement with an attorney of his or its own choosing before signing it.

    10.  Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. The provisions of this Agreement are severable.

    11.  Choice of Laws/Waiver of Jury Trial.  This Agreement shall be governed by the laws of the State of California, and the Courts of the County of Los Angeles, California and the Parties specifically waive any right to a jury trial.

    12.  Nature, Effect and Interpretation of this Agreement.

      (a)  Entire Agreement.  This Agreement is the entire agreement between Huddleston and the Company relating to the subject matter herein; it may not be modified or cancelled in any manner except by a writing signed by both the Company and Huddleston. The Company has made no promises or representations to Huddleston other than those in this Agreement.

      (b)  Successors and Assigns.  This Agreement shall bind Huddleston's heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of all Releasees and their respective heirs, administrators, representatives, executors, successors and assigns.

      (c)  Interpretation.  This Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. Unless the context indicates otherwise, the term "or" shall be deemed to include the term "and" and the singular or plural number shall be deemed to include the other. Paragraph headings used in this Agreement are intended solely for convenience of reference and shall not be used in the interpretation of any of this Agreement. It is acknowledged that neither party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against either party as the alleged draftsman of this Agreement.

      (d)  Counterparts and Facsimiles.  For the convenience of the parties to this Agreement, this document may be executed by facsimile signatures and in counterparts which shall together constitute the agreement of the parties as one and the same instrument.

      (e)  No Waiver.  The failure to enforce any provision of this Agreement shall not be construed as a waiver of any such provision, nor prevent a party from enforcing the provision or any other provision of this Agreement. The rights granted the parties are cumulative, and the election of one shall not constitute a waiver of such party's right to assert all other legal and equitable remedies available under the circumstances.

      (f)  Implementation.  The Company and Huddleston both agree that, without the receipt of further consideration, they will sign and deliver any documents and do anything else that is necessary in the future to make the provisions of this Agreement effective.

    13.  Notices.  Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (1) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (2) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (3) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (4) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed). Notices shall be addressed to the parties as follows:

Huddleston:	William C. Huddleston 363 Timken Road Anaheim, California 92808
With copy to:	Hugh Verano, Esq. 2301 Dupont Drive Irvine, California 92612
Company:	STAAR Surgical Company 1911 Walker Avenue Monrovia, California 91016 Attn: Mr. Andrew F. Pollet
With copy to:	Pollet & Richardson 10900 Wilshire Boulevard, Suite 500 Los Angeles, California 90024 Attention: Andrew F. Pollet, Esq.

    14.  Attorney's Fees.  In the event any legal or equitable action or proceeding is initiated concerning the enforcement or interpretation of this Agreement, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses including, without limitation, reasonable attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding.

    PLEASE READ THIS AGREEMENT CAREFULLY. IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

    Executed at Orange County, California this    day of December, 2000.

"HUDDLESTON"
/s/ WILLIAM C. HUDDLESTON WILLIAM C. HUDDLESTON

    Executed at Los Angeles County, California, this 19th day of December, 2000.

"COMPANY"
STAAR SURGICAL COMPANY
By:	/s/ ANDREW F. POLLET ANDREW F. POLLET, Chief Executive Officer

October 25, 2000

ESCROW AGREEMENT

To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    Reference is made to that certain Settlement Agreement and Mutual Release (the "Agreement") between VLADIMIR FEINGOLD, et al. ("Feingold") and STAAR SURGICAL COMPANY, a Delaware corporation, et al. ("Staar"). You have agreed to act as an independent escrow agent ("Escrow Agent") pursuant to the following:

A.  Deposit of Funds and Delivery of Certificates.

    1.  On or before October 25, 2000, Feingold will deliver to Staar that certain Check No. 5270 made payable to the order of "Staar Surgical Co." dated September 24, 1999, in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25), as payment for the Twenty Three Thousand Three Hundred Thirty Three (23,333) shares (the "Check"). Staar will endorse the Check to the "Joseph M. Galosic Attorney Client Trust Account," a non-interest bearing account, and deliver said Check to you on or before 1:00 p.m. on October 26, 2000. You will deposit said Check into your attorney-client trust account (the "Escrow Deposit"). You will hold the proceeds from said Check in trust, until directed to release such funds as instructed herein.

    2.  On or before October 26, 2000, Staar will deliver to you a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock (the "Stock Certificate").

    3.  You have agreed to hold the Escrow Deposit and the Stock Certificate, in trust, on the following terms:

      (a) Upon receipt of confirmation that the Escrow Deposit is immediately available in good funds, you shall transmit this information, via facsimile to Staar, c/o Mary Ann Sapone, Esq., at (310) 208-1154 and to Feingold, c/o Mark S. Adams, Esq.

      (b) If you receive written joint instructions signed by Feingold and Staar regarding disposition of the Escrow Deposit and Stock Certificate in the form attached hereto as Exhibit "1," then you shall immediately (which term, as used herein shall mean within two business days) deliver the Stock Certificate to Feingold, and deliver to Staar a cashier's check, drawn on your attorney-client trust account, in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Staar Surgical Company."

      (c) If you do not receive the joint instruction in (a) above, but rather you receive written joint instructions signed by Feingold and Staar in the form attached hereto as Exhibit "2," or written individual instructions signed by either of them in the form attached hereto as Exhibit "3" or Exhibit "4," to cancel this Escrow, you shall deliver to Feingold a cashier's check, drawn on your attorney-client trust account, in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Vladimir Feingold," and deliver the Stock Certificate to Staar.

B.  General Provisions

    1.  You shall hold and dispose of the Escrow Deposit and Stock Certificate in the manner set forth above and shall have no other duties as escrow agent; your duties shall be determined only with reference to this Escrow Agreement and applicable law. If there should be a conflict between the provisions of this Escrow Agreement and applicable law, the terms of the Escrow Agreement shall control to the extent permissible and this Escrow Agreement shall be reformed only to the extent necessary to conform to applicable law. You are not charged with knowledge of, or any duties or responsibilities under, any other document or agreement. You may rely upon and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to you under this Escrow Agreement and believed by you to be genuine and to have been signed or presented by Feingold and Staar. You shall be under no duty to inquire into or investigate the validity, accuracy or content of any such notice, instruction or request. You shall not be liable to Feingold or Staar for any actions taken or omitted by you in connection with the performance of your duties under this Escrow Agreement, except for actions or omissions arising from your own gross negligence or willful misconduct.

    2.  In the event you should at any time be confronted with inconsistent claims or demands by Feingold and Staar, you shall have the right to seek ex parte relief before Judge Paul Gutman at the Superior Court of California, County of Los Angeles, in connection with that certain case entitled Vladimir Feingold v. Staar Surgical Company, et al., and numbered BC216184 in the files of that Court, interplead the parties, and request that the court determine the respective rights of the parties with respect to this Escrow Agreement. You shall be indemnified and held harmless by Feingold and Staar, jointly and severally, as a consequence of your interpretation of the rights of the parties hereunder and you shall automatically shall be released from any obligation or liability as a consequence of any such claims or demands, except with respect to your own gross negligence or willful misconduct. Feingold and Staar further agree that you shall be under no duty whatsoever to institute or defend any proceedings involving any conflict or claims of any nature whatsoever between Feingold and Staar.

    3.  This Escrow Agreement cannot be changed or terminated orally and may be changed only with your written consent and the written consent of Feingold and Staar. This Escrow Agreement and your duties hereunder shall terminate when all amounts of the Escrow Deposit and Stock Certificate have been delivered to Feingold and Staar in accordance with this Escrow Agreement.

    4.  Any notice or other communication under this Escrow Agreement shall be in writing and shall be considered given when delivered personally or four days after being mailed by registered mail, return receipt requested, or on the date of transmission if delivered by confirmed telecopy, to the parties at the following addresses or facsimile numbers (or at such other address as a party may specify by notice to the other):

      (a) If to the Escrow Agent, to him at:

      Joseph M. Galosic, Esq.
      8 Corporate Park, Suite 200
      Irvine, California 92606
      Telephone: (949) 476-0500
      Fax: (949) 476-5059

      (b) If to Feingold, to him at:

      Vladimir Feingold
      31732 Isle Vista
      Laguna Niguel, California 92677

      With copy to:
      Mark S. Adams, Esq.
      Green & Adams, LLP
      8 Corporate Park, Suite 200
      Irvine, California 92606
      Telephone: (949) 862-1030
      Fax: (949) 862-1031

      (c) If to Staar, to it at:

      Andrew F. Pollet
      President
      Staar Surgical Company
      1911 Walker Avenue, Suite 500
      Monrovia, California 91016

      With copy to:
      Robert C. Woodbury, Esq.
      Pollet & Woodbury
      10900 Wilshire Blvd., Ste. 500
      Los Angeles, California 90024
      Telephone: (310) 208-1182
      Fax: (310) 208-1154

    5.  This Escrow Agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements made and to be performed in California. All parties hereto agree that any controversy that may arise between the parties shall be adjudicated before Judge Paul Gutman in the Superior Court of California, County of Los Angeles. In the event of any dispute that may arise between the parties as to their respective rights, duties and obligations hereunder, the prevailing party in such dispute shall be entitled to recover its costs and expenses (including reasonable attorney fees) incurred by such party in connection with such dispute.

    6.  This Escrow Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

    7.  This Escrow Agreement and any instructions referenced herein may be executed in one or more counterparts, but all such counterparts shall constitute but one and the same instrument.

    * * * *

    IN WITNESS WHEREOF, the parties hereto agree that this Escrow Agreement shall be effective on the date that the Escrow Agent executes this Escrow Agreement.

"FEINGOLD"
VLADIMIR FEINGOLD
By:	/s/ VLADIMIR FEINGOLD
Name/Title: Vladimir Feingold
Date:	October 26, 2000

"STAAR"
STAAR SURGICAL COMPANY a Delaware corporation
By:	/s/ ANDREW F. POLLET
Name/Title: Andrew Pollet, President
Date:	October 25, 2000

    The undersigned agrees to act as escrow agent in accordance with the terms set forth above.

By:	/s/ JOSEPH M. GALOSIC
Name/Title: Joseph M. Galosic, Esq.
Date:	October 26, 2000

EXHIBIT "1"

October   , 2000

JOINT ESCROW INSTRUCTIONS
For Delivery of Check and Stock Certificate

To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby jointly instructed by Vladimir Feingold ("Feingold") and Staar Surgical Company, a Delaware corporation ("Staar") to:

      1.  Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606; and

      2.  Immediately deliver to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Staar Surgical Company."

    After completion of the items above, escrow shall be closed and you shall be discharged of any and all duties under the Escrow Agreement and Instructions.

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:
STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "2"

October   , 2000

JOINT ESCROW INSTRUCTIONS
For Cancellation of Escrow and Delivery of Check and Stock Certificate

To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby jointly instructed by Vladimir Feingold ("Feingold") and Staar Surgical Company, a Delaware corporation ("Staar") to:

      1.  Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024; and

      2.  Immediately deliver to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Vladimir Feingold."

    After completion of the items above, escrow shall be closed and you shall be discharged of any and all duties under the Escrow Agreement and Instructions.

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:
STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "3"

October   , 2000

ESCROW INSTRUCTION BY STAAR
For Cancellation of Escrow and Delivery of Stock Certificate

To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby instructed by Staar Surgical Company, a Delaware corporation ("Staar") to:

      Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024.

STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "4"

October   , 2000

ESCROW INSTRUCTION BY FEINGOLD
Cancellation of Escrow and Delivery of Check

To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby instructed by Vladimir Feingold ("Feingold") to:

      Immediately deliver to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Vladimir Feingold."

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:

EXHIBIT "1"

October   , 2000

JOINT ESCROW INSTRUCTIONS
For Delivery of Check and Stock Certificate

     To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby jointly instructed by Vladimir Feingold ("Feingold") and Staar Surgical Company, a Delaware corporation ("Staar") to:

      1.  Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606; and

      2.  Immediately deliver to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Staar Surgical Company."

    After completion of the items above, escrow shall be closed and you shall be discharged of any and all duties under the Escrow Agreement and Instructions.

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:
STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "2"

October   , 2000

JOINT ESCROW INSTRUCTIONS
For Cancellation of Escrow and Delivery of Check and Stock Certificate

     To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby jointly instructed by Vladimir Feingold ("Feingold") and Staar Surgical Company, a Delaware corporation ("Staar") to:

      1.  Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024; and

      2.  Immediately deliver to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Vladimir Feingold."

    After completion of the items above, escrow shall be closed and you shall be discharged of any and all duties under the Escrow Agreement and Instructions.

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:
STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "3"

October   , 2000

ESCROW INSTRUCTION BY STAAR
For Cancellation of Escrow and Delivery of Stock Certificate

     To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25 and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby instructed by Staar Surgical Company, a Delaware corporation ("Staar") to:

      Immediately (the term "immediately" as used herein shall mean within two business days) deliver the Stock Certificate (the term "Stock Certificate" shall mean a Certificate of Stock for Twenty Three Thousand Three Hundred Thirty Three (23,333) shares of fully registered, non-restricted, free trading Staar common stock) to Staar, c/o Robert C. Woodbury, Esq., Pollet & Woodbury, at 10900 Wilshire Blvd., Ste. 500, Los Angeles, California 90024.

STAAR SURGICAL COMPANY
a Delaware corporation
By:
Name/Title: Andrew Pollet, President
Date:

EXHIBIT "4"

October   , 2000

ESCROW INSTRUCTION BY FEINGOLD
Cancellation of Escrow and Delivery of Check

     To: Joseph M. Galosic, Esq.

    Re: Escrow for $145,831.25, and 23,333 Shares of Staar Surgical Company Stock

Dear Mr. Galosic:

    You are hereby instructed by Vladimir Feingold ("Feingold") to:

    Immediately deliver to Feingold, c/o Mark S. Adams, Esq., Green & Adams, LLP, at 8 Corporate Park, Suite 200, Irvine, California 92606, a cashier's check drawn from your attorney-client trust account in the amount of One Hundred Forty Five Thousand Eight Hundred Thirty One Dollars and Twenty Five Cents ($145,831.25) made payable to "Vladimir Feingold."

VLADIMIR FEINGOLD
By:
Name/Title: Vladimir Feingold
Date:

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SETTLEMENT AGREEMENT AND MUTUAL RELEASE
RECITALS
AGREEMENT
ESCROW AGREEMENT
EXHIBIT "1" October , 2000 JOINT ESCROW INSTRUCTIONS For Delivery of Check and Stock Certificate
EXHIBIT "2" October , 2000 JOINT ESCROW INSTRUCTIONS For Cancellation of Escrow and Delivery of Check and Stock Certificate
EXHIBIT "3" October , 2000 ESCROW INSTRUCTION BY STAAR For Cancellation of Escrow and Delivery of Stock Certificate
EXHIBIT "4" October , 2000 ESCROW INSTRUCTION BY FEINGOLD Cancellation of Escrow and Delivery of Check